ALLIANCE MUNICIPAL TRUST

This is filed pursuant to Rule 497(e).
File Nos: 002-79807 and 811-03586

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                                 YIELD MESSAGES
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 For current recorded yield information on the Fund, call toll-free (800) 221-9513.

 The Fund, an open-end investment company with investment objectives of safety, liquidity and tax-free income, consists of the General Portfolio which is di-versified, and the New York, California, Connecticut, New Jersey, Virginia and Florida Portfolios, each of which is non-diversified. Shares of the New York, California, Connecticut, New Jersey, Virginia and Florida Portfolios are of-fered only to residents of each such respective state. This prospectus sets forth the information about each Portfolio that a prospective investor should know before investing. Please retain it for future reference.

 AN INVESTMENT IN THE FUND IS (I) NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT; (II) NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; AND (III) NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE OF EACH PORTFOLIO. THE PORTFOLIOS, EXCEPT FOR THE GENERAL PORTFOLIO, MAY INVEST A SIGNIFICANT PORTION OF THEIR ASSETS IN THE SECURITIES OF A SINGLE ISSUER. ACCORDINGLY, AN INVESTMENT IN EACH SUCH PORTFOLIO MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

  A "Statement of Additional Information," dated November 1, 1996, which provides a further discussion of certain areas in this prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call (800) 221-5672 or write Alliance Fund Services, Inc. at the address shown on page 12.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 CONTENTS
 ---------

  Expense Information.......................................................   2
  Financial Highlights......................................................   3
  Investment Objectives and Policies........................................   7
  Purchase and Redemption of Shares.........................................   9
  Additional Information....................................................  10


                      [LOGO OF PROCASH PLUS APPEARS HERE]
                                Introduces....

                  Alliance Municipal Trust

                               General Portfolio

                               California Portfolio

                               Connecticut Portfolio

                               Florida Portfolio

                               New Jersey Portfolio

                               New York Portfolio

                               Virginia Portfolio




Prospectus
November 1, 1996

                                   Pershing

        Division of Donaldson, Lufkin & Jenrette Securities Corporation
            One Pershing Plaza, Jersey City, New Jersey 07399-0002


                 Member NASD, Member New York Stock Exchange,
                     Other Principal Exchanges Member SIPC

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES

  The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

ANNUAL FUND OPERATING
EXPENSES (as a percentage of
average net assets, after     AMT-GEN AMT-NY AMT-CA AMT-CT AMT-NJ AMT-VA AMT-FL
expense reimbursement)        ------- ------ ------ ------ ------ ------ ------
  Management Fees............   .50%    .50%   .50%   .50%   .50%   .50%   .50%
  12b-1 Fees.................   .25     .25    .25    .25    .25    .25    .25
  Other Expenses.............   .25     .25    .25    .25    .25    .25    .25
                               ----    ----   ----   ----   ----   ----   ----
  Total Fund Operating
   Expenses..................  1.00%   1.00%  1.00%  1.00%  1.00%  1.00%  1.00%

EXAMPLE

  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):

                                  1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                  ------ ------- ------- --------
             AMT-General.........  $10     $32     $55     $122
             AMT-NY..............  $10     $32     $55     $122
             AMT-CA..............  $10     $32     $55     $122
             AMT-CT..............  $10     $32     $55     $122
             AMT-NJ..............  $10     $32     $55     $122
             AMT-VA..............  $10     $32     $55     $122
             AMT-FL..............  $10     $32     $55     $122

  The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly and indirectly. The expenses listed in the table for the AMT-CT, AMT-NJ, AMT-VA and AMT-FL Portfolios are net of the contractual reimbursement by the Adviser described in this prospectus. The expenses of such Portfolios before such reimbursements and fee waivers, would be: AMT-CT Portfolio:
Management Fees--.50%, 12b-1 Fees--.25%, Other Expenses--.37% and Total Operating Expenses--1.12%; AMT-NJ Portfolio: Management Fees--.50%, 12b-1 Fees--.25%, Other Expenses--.37% and Total Operating Expenses--1.12%; AMT-VA
Portfolio: Management Fees--.50%; 12b-1 Fees--.25%, Other Expenses--.38% and Total Operating Expenses--1.13% and; AMT-FL Portfolio: Management Fees--.50%, 12b-1 Fees--.25%, Other Expenses--.34% and Total Operating Expenses--1.09%. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

 FINANCIAL HIGHLIGHTS . FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD (AUDITED)

  The following tables have been audited by McGladrey & Pullen LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Addi-tional Information. The following information should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information.

                                                           GENERAL PORTFOLIO
                          ------------------------------------------------------------------------------------------------
                                                                                                         YEAR ENDED
                                        YEAR ENDED JUNE 30,                           SIX MONTHS        DECEMBER 31,
                          ---------------------------------------------------------      ENDED      ----------------------
                           1996    1995       1994    1993    1992    1991    1990   JUNE 30, 1989   1988    1987    1986
                          ------  ------     ------  ------  ------  ------  ------  -------------  ------  ------  ------
Net asset value,
 beginning of period....  $ 1.00  $ 1.00     $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00     $ 1.00      $ 1.00  $ 1.00  $ 1.00
                          ------  ------     ------  ------  ------  ------  ------     ------      ------  ------  ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..    .029    .028       .018    .020    .034    .046    .055       .030        .047    .041    .044
 Net realized and
  unrealized loss on
  investments...........     -0-   (.003)       -0-     -0-     -0-     -0-     -0-        -0-         -0-     -0-     -0-
                          ------  ------     ------  ------  ------  ------  ------     ------      ------  ------  ------
 Net increase in net
  asset value from
  operations............    .029    .025       .018    .020    .034    .046    .055       .030        .047    .041    .044
                          ------  ------     ------  ------  ------  ------  ------     ------      ------  ------  ------
ADD: CAPITAL
 CONTRIBUTIONS
 Capital Contributed by
  the Adviser...........     -0-    .003        -0-     -0-     -0-     -0-     -0-        -0-         -0-     -0-     -0-
                          ------  ------     ------  ------  ------  ------  ------     ------      ------  ------  ------
LESS: DISTRIBUTIONS
 Dividends from net
  investment income.....   (.029)  (.028)     (.018)  (.020)  (.034)  (.046)  (.055)     (.030)      (.047)  (.041)  (.044)
                          ------  ------     ------  ------  ------  ------  ------     ------      ------  ------  ------
 Net asset value, end of
  period................  $ 1.00  $ 1.00     $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00     $ 1.00      $ 1.00  $ 1.00  $ 1.00
                          ======  ======     ======  ======  ======  ======  ======     ======      ======  ======  ======
TOTAL RETURNS
 Total investment return
  based on net asset
  value(a)..............    2.93%   2.83%(c)   1.81%   2.05%   3.48%   4.71%   5.65%      6.13%(b)    4.81%   4.18%   4.50%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
  period (in millions)..  $1,148  $1,189     $1,134  $1,016    $914    $883    $798       $695        $633    $690    $794
 Ratio to average net
  assets of:
 Expense, net of waivers
  and reimbursements....     .95%    .94%       .92%    .92%    .92%    .89%    .83%       .84%(b)     .83%    .80%    .80%
 Expense, before waivers
  and reimbursements....     .95%    .95%       .94%    .94%    .95%    .95%    .93%       .94%(b)     .93%    .90%    .90%
 Net investment
  income(d).............    2.90%   2.78%      1.80%   2.02%   3.40%   4.57%   5.50%      5.96%(b)    4.69%   4.08%   4.31%

-------
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(b) Annualized.
(c) The capital contribution by the Adviser has no effect on total return.
(d) Net of expenses reimbursed or waived by the Adviser.

                                                              NEW YORK PORTFOLIO
                          ---------------------------------------------------------------------------------------------------
                                                                                                               YEAR ENDED
                                              YEAR ENDED JUNE 30,                              SIX MONTHS     DECEMBER 31,
                          ------------------------------------------------------------------      ENDED      ----------------
                            1996      1995      1994      1993      1992     1991     1990    JUNE 30, 1989   1988     1987
                          --------  --------  --------  --------  --------  -------  -------  -------------  -------  -------
Net asset value,
 beginning of period....    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00   $ 1.00   $ 1.00      $ 1.00      $ 1.00   $ 1.00
                          --------  --------  --------  --------  --------  -------  -------     -------     -------  -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income................      .028      .028      .018      .019      .034     .042     .051        .027        .041     .036
                          --------  --------  --------  --------  --------  -------  -------     -------     -------  -------
LESS DISTRIBUTIONS
 Dividends from net
  investment income.....     (.028)    (.028)    (.018)    (.019)    (.034)   (.042)   (.051)      (.027)      (.041)   (.036)
                          --------  --------  --------  --------  --------  -------  -------     -------     -------  -------
 Net asset value, end of
  period................    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00   $ 1.00   $ 1.00      $ 1.00      $ 1.00   $ 1.00
                          ========  ========  ========  ========  ========  =======  =======     =======     =======  =======
TOTAL RETURNS
 Total investment return
  based on net asset
  value(b)..............      2.87%     2.84%     1.77%     1.94%     3.47%    4.32%    5.26%       5.61%(c)    4.14%    3.71%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
  period (000's
  omitted)..............  $330,984  $177,254  $162,839  $100,529  $100,476  $71,748  $62,536     $41,910     $41,335  $58,684
 Ratio to average net
  assets of:
 Expenses, net of
  waivers and
  reimbursements........       .85%      .85%      .84%      .80%      .80%     .80%     .80%        .85%(c)    1.00%     .87%
 Expenses, before
  waivers and
  reimbursements........      1.03%     1.03%     1.08%     1.06%     1.12%    1.15%    1.18%       1.35%(c)    1.33%     .97%
 Net investment
  income(d).............      2.82%     2.81%     1.77%     1.91%     3.35%    4.20%    5.13%       5.45%(c)    4.03%    3.62%

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(c) Annualized.
(d) Net of expenses reimbursed or waived by the Adviser.

                                                               CALIFORNIA PORTFOLIO
                          -------------------------------------------------------------------------------------------------------
                                               YEAR ENDED JUNE 30,                               SIX MONTHS      JUNE 2, 1988(A)
                          --------------------------------------------------------------------      ENDED            THROUGH
                            1996      1995      1994      1993      1992      1991      1990    JUNE 30, 1989   DECEMBER 31, 1988
                          --------  --------  --------  --------  --------  --------  --------  -------------   -----------------
Net asset value,
 beginning of period....    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00      $ 1.00            $ 1.00
                          --------  --------  --------  --------  --------  --------  --------    --------          --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..      .029      .027      .018      .020      .032      .043      .050        .029              .030
                          --------  --------  --------  --------  --------  --------  --------    --------          --------
LESS: DISTRIBUTIONS
 Dividends from net
  investment income.....     (.029)    (.027)    (.018)    (.020)    (.032)    (.043)    (.050)      (.029)            (.030)
                          --------  --------  --------  --------  --------  --------  --------    --------          --------
 Net asset value, end of
  period................    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00      $ 1.00            $ 1.00
                          ========  ========  ========  ========  ========  ========  ========    ========          ========
TOTAL RETURNS
 Total investment return
  based on net asset
  value(b)..............      2.91%     2.78%     1.83%     2.05%     3.26%     4.43%     5.17%       6.02%(c)          5.20%(c)
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
  period (000's
  omitted)..............  $297,862  $236,479  $219,673  $156,200  $121,317  $111,957  $104,097    $242,124          $103,390
 Ratio to average net
  assets of:
 Expenses, net of
  waivers and
  reimbursements........       .93%      .93%      .93%      .93%      .95%     1.00%      .99%        .92%(c)           .89%(c)
 Expenses, before
  waivers and
  reimbursements........       .94%     1.01%     1.02%     1.02%     1.05%     1.10%     1.09%       1.02%(c)          1.10%(c)
 Net investment
  income(d).............      2.86%     2.75%     1.82%     2.01%     3.18%     4.32%     5.03%       5.90%(c)          5.21%(c)

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(c) Annualized.
(d) Net of expenses reimbursed or waived by the Adviser.

                                                CONNECTICUT PORTFOLIO
                          ------------------------------------------------------------------------
                                        YEAR ENDED JUNE 30,                     JANUARY 5, 1990(A)
                          ----------------------------------------------------       THROUGH
                           1996     1995     1994     1993     1992     1991      JUNE 30, 1990
                          -------  -------  -------  -------  -------  -------  ------------------
Net asset value,
 beginning of period ...   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00        $ 1.00
                          -------  -------  -------  -------  -------  -------       -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..     .028     .028     .017     .020     .033     .045          .026
                          -------  -------  -------  -------  -------  -------       -------
LESS: DISTRIBUTIONS
 Dividends from net
  investment income.....    (.028)   (.028)   (.017)   (.020)   (.033)   (.045)        (.026)
                          -------  -------  -------  -------  -------  -------       -------
 Net asset value, end of
  period................   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00        $ 1.00
                          =======  =======  =======  =======  =======  =======       =======
TOTAL RETURNS
 Total investment return
  based on net asset
  value(b)..............     2.88%    2.78%    1.71%    2.00%    3.35%    4.57%         5.53%(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (000's omitted).  $95,812  $75,991  $57,314  $56,224  $54,751  $48,482       $27,945
Ratio to net assets of:
 Expenses, net of
  waivers and
  reimbursements........      .80%     .80%     .77%     .70%     .58%     .44%          .19%(c)
 Expenses, before
  waivers and
  reimbursements........     1.15%    1.21%    1.21%    1.16%    1.22%    1.16%         1.10%(c)
 Net investment
  income(d).............     2.84%    2.77%    1.69%    1.97%    3.28%    4.39%         5.39%(c)

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(c) Annualized.
(d) Net of expenses reimbursed or waived by the Adviser.

                                                 NEW JERSEY PORTFOLIO
                                          -------------------------------------
                                            YEAR ENDED
                                             JUNE 30,       FEBRUARY 7, 1994(A)
                                          ----------------        THROUGH
                                           1996     1995       JUNE 30, 1994
                                          -------  -------  -------------------
Net asset value, beginning of period.....  $ 1.00   $ 1.00         $ 1.00
                                          -------  -------        -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income...................    .028     .029           .008
                                          -------  -------        -------
LESS: DISTRIBUTIONS
 Dividends from net investment income....   (.028)   (.029)         (.008)
                                          -------  -------        -------
 Net asset value, end of period..........  $ 1.00   $ 1.00         $ 1.00
                                          =======  =======        =======
TOTAL RETURNS
 Total investment return based on net as-
  set value(b)...........................    2.89%    2.93%          2.08%(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omit-
 ted).................................... $98,098  $74,133        $36,909
Ratio to average net assets of:
 Expenses, net of waivers and reimburse-
  ments..................................     .82%     .74%           .70%(c)
 Expenses, before waivers and reimburse-
  ments..................................    1.19%    1.29%          1.93%(c)
 Net investment income(d)................    2.84%    2.98%          2.07%(c)

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(c) Annualized.
(d) Net of expenses reimbursed or waived by the Adviser.

                                      VIRGINIA PORTFOLIO       FLORIDA PORTFOLIO
                                  ---------------------------  -----------------
                                                 OCTOBER 25
                                                   1994(A)     JULY 28, 1995(A)
                                   YEAR ENDED      THROUGH          THROUGH
                                  JUNE 30, 1996 JUNE 30, 1995    JUNE 30, 1996
                                  ------------- -------------  -----------------
Net asset value, beginning of
 period.........................      $ 1.00        $ 1.00           $ 1.00

                                     -------       -------          -------
INCOME FROM INVESTMENT OPERA-
 TIONS
Net investment income...........        .029          .023             .030

                                     -------       -------          -------
LESS DISTRIBUTIONS
Dividends from net investment
 income.........................       (.029)        (.023)           (.030)

                                     -------       -------          -------
Net asset value, end of period..      $ 1.00        $ 1.00           $ 1.00

                                     =======       =======          =======
TAX RETURNS
Total investment return based on
 net asset value (b)............        2.97%         3.48%(c)         3.32%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's
 omitted).......................     $89,557       $66,921          $91,179
Ratio to average net assets of:
 Expenses, net of waivers and
  reimbursements................         .78%          .44%(c)          .58%
 Expenses, before waivers and
  reimbursements................        1.15%         1.30%(c)         1.24%
 Net investment income(d).......        2.91%         3.48%(c)         3.12%

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period.
(c) Annualized.
(d) Net of expenses reimbursed or waived by the Adviser.

                                ---------------

  From time to time the Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. Dividends for the AMT-General for the seven days ended June 30, 1996, after expense reim-bursement, amounted to an annualized yield of 2.74%, equivalent to an effec-tive yield of 2.78%. Absent expense reimbursement, the annualized yield for this period would have been 2.69%, equivalent to an effective yield of 2.73%. Dividends for the AMT-New York for the seven days ended June 30, 1996, after expense reimbursement, amounted to an annualized yield of 2.68%, equivalent to an effective yield of 2.72%. Absent expense reimbursement, the annualized yield for this period would have been 2.16%, equivalent to an effective yield of 2.18%. Dividends for the AMT-California for the seven days ended June 30, 1996, after expense reimbursement, amounted to an annualized yield of 2.64%, equivalent to an effective yield of 2.68%. Absent expense reimbursement, the annualized yield for this period would have been 2.56%, equivalent to an ef-fective yield of 2.59%. Dividends for the AMT-Connecticut for the seven days ended June 30, 1996, after expense reimbursement, amounted to an annualized yield of 2.67%, equivalent to an effective yield of 2.71%. Absent expense re-imbursement, the annualized yield for this period would have been 2.31%, equivalent to an effective yield of 2.34%. Dividends for the AMT-New Jersey for the seven days ended June 30, 1996, after expense reimbursement, amounted to an annualized yield of 2.61%, equivalent to an effective yield of 2.64%. Absent expense reimbursement, the annualized yield for this period would have been 2.24%, equivalent to an effective yield of 2.27%. Dividends for the AMT-Virginia for the seven days ended June 30, 1996, after expense reimbursement, amounted to an annualized yield of 2.73%, equivalent to an effective yield of 2.77%. Absent expense reimbursement, the annualized yield for this period would have been 2.49%, equivalent to an effective yield of 2.52%. Dividends for the AMT-Florida for the seven days ended June 30, 1996, after expense re-imbursement, amounted to an annualized yield of 2.92%, equivalent to an effec-tive yield of 2.96%. Absent expense reimbursement, the annualized yield for this period would have been 2.49%, equivalent to an effective yield of 2.52%.

                      INVESTMENT OBJECTIVES AND POLICIES
INVESTMENT OBJECTIVES

  Alliance Municipal Trust (the "Fund") consists of seven distinct Portfolios, the General, New York, California, Connecticut, New Jersey, Virginia and Flor-ida Portfolios (each a "Portfolio"), each of which issues a separate class of shares. The investment objectives of each Portfolio are safety of principal, liquidity and, to the extent consistent with these objectives, maximum current income that is exempt from income taxation to the extent described below. As a matter of fundamental policy, each Portfolio, except the Florida Portfolio, pursues its objectives by investing in high quality municipal securities hav-ing remaining maturities of one year (397 days with respect to the New Jersey and Virginia Portfolios) or less, which maturities may extend to 397 days and, except when a Portfolio assumes a temporary defensive position, at least 80% of each such Portfolio's total assets will be invested in such securities (as opposed to the taxable investments described below). The Florida Portfolio pursues its objectives by investing in high quality municipal securities hav-ing remaining maturities of 397 days or less (which maturities may extend to such greater length of time as may be permitted from time to time pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"), and, except when the Portfolio assumes a temporary defensive position, as a matter of fundamental policy, at least 80% of the Portfolio's total assets will be invested in municipal securities (as opposed to the taxable invest-ments described above). While the fundamental policies described above and the "other fundamental investment policies" identified below may not be changed for a Portfolio without the approval of its shareholders, the other investment policies set forth in this prospectus may be changed upon notice but without such approval. Normally, substantially all of each Portfolio's income will be tax-exempt as described below (e.g., for 1995, 100% of the income of each Portfolio was exempt from Federal income taxes; the Florida Portfolio had not yet been established). The average weighted maturity of each Portfolio cannot exceed 90 days. The Fund may in the future establish additional portfolios which may have different investment objectives.

  The General Portfolio seeks maximum current income that is exempt from Fed-eral income taxes by investing principally in a diversified portfolio of high quality municipal securities. Such income may be subject to state or local in-come taxes.

  The New York Portfolio seeks maximum current income that is exempt from Fed-eral, New York state and New York City personal income taxes by investing, as a matter of fundamental policy, not less than 65% of its total assets in a portfolio of high quality municipal securities issued by New York state or its political subdivisions.

  The California Portfolio seeks maximum current income that is exempt from Federal and California state personal income taxes by investing, as a matter of fundamental policy, not less than 65% of its total assets in a portfolio of high quality municipal securities issued by the State of California or its po-litical subdivisions.

  The Connecticut Portfolio seeks maximum current income that is exempt from Federal and Connecticut state personal income taxes by investing, as a matter of fundamental policy, not less than 65% of its total assets in a portfolio of high quality municipal securities issued by the State of Connecticut or its political subdivisions.

  The New Jersey Portfolio seeks maximum current income that is exempt from Federal and New Jersey state personal income taxes by investing, as a matter of fundamental policy, not less than 65% of its total assets in a portfolio of high quality municipal securities issued by the State of New Jersey or its po-litical subdivisions. The New Jersey Portfolio will invest not less than 80% of its net assets in securities the interest on which is exempt from New Jer-sey personal income taxes [i.e. New Jersey municipal securities and obliga-tions of the U.S. Government, its agencies and instrumentalities ("U.S. Gov-ernment Securities")]. In addition, during periods when Alliance Capital Man-agement L.P. (the "Adviser") believes that New Jersey municipal securi-ties that meet the New Jersey Portfolio's standards are not available, it may invest a portion of its assets in securities whose interest payments are only federally tax-exempt.

  The Virginia Portfolio seeks maximum current income that is exempt from Federal and Virginia state personal income taxes by investing, as a matter of fundamental policy, not less than 65% of its total assets in a portfolio of high quality municipal securities issued by the Commonwealth of Virginia or its political subdivisions.

  The Florida Portfolio seeks maximum current income that is exempt from Fed-eral income tax and State of Florida intangible tax by investing not less than 65% of its total assets in a portfolio of high-qual-ity municipal securities issued by Florida or its political subdivisions.

  Each Portfolio of the Fund may invest without limitation in tax-exempt mu-nicipal securities subject to the alternative minimum tax (the "AMT").

  Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividends paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such bonds have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities. See below, "Daily Dividends, Other Distributions, Taxes."

  There can be no assurance that the Portfolios will achieve their investment objectives. Potential investors in the New York, California, Connecticut, New Jersey, Virginia and Florida Portfolios should consider the greater risk of the concentration of such Portfolios versus the safety that comes with less concentrated investments and should compare yields available on portfolios of the relevant state's issues with those of more diversified portfolios, includ-ing other states' issues, before making an investment decision. The Adviser believes that by maintaining each Portfolio's investments in liquid, short-term, high quality investments, each Portfolio is largely insulated from the credit risks that exist on long-term municipal securities of the relevant state. See the Statement of Additional Information for a more detailed discus-sion of the financial condition of New York, California, Connecticut, New Jer-sey, Virginia and Florida.

MUNICIPAL SECURITIES

  The municipal securities in which each Portfolio invests include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and in-terest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

  A Portfolio may invest in variable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Such adjustments minimize changes in the market value of the obligation and, ac-cordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Variable rate securities purchased may include participation interests in industrial development bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 bil-lion. The letters of credit of any single bank in respect of all variable rate obligations will not cover more than 10% of a Portfolio's total assets.

  All of the Fund's municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's Investors Service, Inc. (Aaa and Aa, MIG 1 and MIG 2, or VMIG 1 and VMIG 2) or Standard & Poor's Corpora-tion (AAA and AA or SP-1 and SP-2), or judged by the Adviser to be of compara-ble quality. Securities must also meet credit standards applied by the Advis-er.

  To further enhance the quality and liquidity of the securities in which the Portfolios invest, such securities frequently are supported by credit and li-quidity enhancements, such as letters of credit, from third party financial institutions. The Adviser continuously monitors the credit quality of such third parties; however, changes in the credit quality of such a financial in-stitution could cause a Portfolio's investments backed by that institution to lose value and affect a Portfolio's share price.

  The Fund will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. A more detailed description of Rule 2a-7 is set forth in the Fund's Statement of Additional Information.

  A Portfolio also may invest in stand-by commitments, which may involve cer-tain expenses and risks, but such commitments are not expected to comprise more than 5% of any Portfolio's net assets. A Portfolio may commit up to 15% of its net assets to the purchase of when-issued securities. The Fund's custo-dian will maintain, in a separate account of the respective Portfolio, liquid high-grade debt securities having value equal to, or greater than, such when-issued securities. The price of when-issued securities, which is generally ex-pressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for such securities takes place at a later time. Normally the settlement date occurs from within ten days to one month after the purchase of the issue. The value of when-issued securities may fluc-tuate prior to their settlement, thereby creating an unrealized gain or loss to a Portfolio.

TAXABLE INVESTMENTS

  The taxable investments in which the Fund may invest include obligations of the U.S. Government and its agencies, high quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

OTHER FUNDAMENTAL INVESTMENT POLICIES

  To reduce investment risk, the General Portfolio may not invest more than 25% of its total assets in municipal securities whose issuers are located in the same state, and no Portfolio may invest more than 25% of its total assets in municipal securities the interest upon which is paid from revenues of similar-type projects; a Portfolio may not invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although (i) with respect to 25% of its total assets the General Portfolio may invest up to 10% per issuer, and (ii) the New York, California, Connecticut, New Jersey, Virginia and Florida Portfolios may invest 50% of their respective total assets in as few as four issuers (but no more than 25% of total assets in any one issuer); and a Portfolio may not purchase more than 10% of any class of the voting securities of any one issuer except those of the U.S. Government.

                       PURCHASE AND REDEMPTION OF SHARES

  Account holders of the ProCASH PLUS Account offered by The Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation ("Pershing") are eligi-ble to invest in shares of the Fund. The Fund is intended to provide a means for the investment of free credit cash balances arising in ProCASH PLUS Accounts.

  Your brokerage account will be coded to sweep cash balances into shares of the Fund you have selected. There is a $500 minimum initial investment for all Funds. Free credit balances arising in your brokerage account from check de-posits, dividend payments, interest payments and other credits will be in-vested in the selected Fund on the business day after posting. Free credit balances arising from the sale of securities will be invested into the selected Fund on the business day following settlement. We will, however, hold back and not invest in the Fund sufficient monies to pay for security pur-chases which have not yet settled.

REDEMPTIONS

  Pershing has instituted an automatic redemption for participants invested in the Fund. Pershing will redeem a sufficient number of shares on settlement date to pay for all securities transactions. If you intend to send funds to settle securities transactions, Pershing must receive these funds on the busi-ness day before the settlement date to prevent an automatic redemption. Shares may also be redeemed to meet any debits in the ProCASH PLUS Account arising from MasterCard and checking transactions and will be paid from your account on the day transactions are posted.

                            ADDITIONAL INFORMATION

 SHARE PRICE. Shares of each Portfolio are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaran-teed. The net asset value of each Portfolio's shares is determined each busi-ness day at 12:00 Noon and 4:00 p.m. (New York time). The net asset value per share of a Portfolio is calculated by taking the sum of the value of that Portfolio's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

 TIMING OF INVESTMENTS AND REDEMPTIONS. The Fund has two transaction times each business day, 12:00 Noon and 4:00 p.m. (New York time). New investments represented by Federal funds or bank wire monies received by State Street Bank at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is re-ceived before or after 12:00 Noon. However, if you wish to have Federal funds wired the same day as your telephone redemption request, make sure that your request will be received by the Fund prior to 12:00 Noon.

 During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such diffi-culty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on page 12 of this prospectus. The Fund reserves the right to suspend or termi-nate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasona-bly believes to be genuine. The Fund will employ reasonable procedures in or-der to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written con-firmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemp-tions.

 Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions.

 DAILY DIVIDENDS, OTHER DISTRIBUTIONS, TAXES. All net income of each Portfolio is determined each business day at 4:00 p.m. (New York time) and is paid imme-diately thereafter pro rata to shareholders of that Portfolio of record via automatic investment in additional full and fractional shares of that Portfo-lio in each shareholder's account. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

 A Portfolio's net income consists of all accrued interest income on Portfolio assets less the Portfolio's expenses applicable to that dividend period. Real-ized gains and losses of a Portfolio are reflected in its net asset value and are not included in net income.

 Distributions to you out of tax-exempt interest income earned by each Portfo-lio are not subject to Federal income tax (other than the AMT), but, in the case of the General Portfolio, may be subject to state or local income taxes. Any exempt-interest dividends derived from interest on municipal securities subject to the AMT will be a specific preference item for purposes of the Fed-eral individual and corporate AMT. Distributions to residents of New York out of income earned by the New York Portfolio from New York municipal securities are exempt from New York state and New York City personal income taxes. Dis-tributions to residents of California out of income earned by the California Portfolio from California municipal securities are exempt from California per-sonal income taxes. Distributions to individuals who are residents of Connect-icut out of income earned by the Connecticut Portfolio from Connecticut munic-ipal securities are exempt from Connecticut personal income taxes. Distribu-tions to residents of New Jersey out of income earned by the New Jersey Port-folio from New Jersey municipal securities or U.S. Government Securities are exempt from New Jersey state personal income taxes. Distributions from the New Jersey Portfolio are, however, subject to the New Jersey Corporation Business (Franchise) Tax and the New Jersey Corporation Income Tax payable by corporate shareholders. Distributions to residents of Virginia out of income earned by the Virginia Portfolio from Virginia municipal securities or obligations of the United States or any authority, commission or instrumentality of the United States are exempt from Virginia individual, estate, trust, or corporate income tax. Dividends paid by the Florida Portfolio to individual Florida shareholders will not be subject to Florida income tax, which is imposed only on corporations. However, Florida currently imposes an "intangible tax" at the rate of $2.00 per $1,000 taxable value of certain securities, such as shares of the Portfolio, and other intangible assets owned by Florida residents. U.S. Government securities and Florida municipal securities are exempt from this intangible tax. It is anticipated that the Florida Portfolio shares will qual-ify for exemption from the Florida intangible tax. In order to so qualify, the Florida Portfolio must, among other things, have its entire portfolio invested in U.S. Government securities and Florida municipal securities on December 31 of any year. Exempt-interest dividends paid by the Florida Portfolio to corpo-rate shareholders will be subject to Florida corporate income tax. Distribu-tions out of taxable interest income, other investment income, and short-term capital gains are taxable to you as ordinary income and distributions of long-term capital gains, if any, are taxable as long-term capital gains irrespec-tive of the length of time you may have held your shares. Distributions of short and long-term capital gains, if any, are normally made near year-end. Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year just ended.

 THE ADVISER. The Fund retains Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105 under an Advisory Agreement to provide in-vestment advice and, in general, to supervise the Fund's management and in-vestment program, subject to the general control of the Trustees of the Fund. For the fiscal year ended June 30, 1996, the General, New York, California, Connecticut, New Jersey and Virginia Portfolios each paid the Adviser an Advi-sory fee at an annual rate of .50 of 1%, .42 of 1%, .50 of 1%, .25 of 1%, .23 of 1% and .22 of 1%, respectively, of the average daily value of the net as-sets of each Portfolio.

 Under a Distribution Services Agreement (the "Agreement"), the Fund pays the Adviser at a maximum annual rate of .25 of 1% of the Fund's aggregate average daily net assets. For the period ended June 30, 1996, the General, New York, California, Connecticut, New Jersey, Virginia and Florida Portfolios each paid the Adviser a distribution fee at an annual rate of .25 of 1%, .15 of 1%, .24 of 1%, .15 of 1%, .15 of 1%, .15 of 1% and .15 of 1%, respectively, of the av-erage daily value of the net assets of each Portfolio. Substantially all such monies (together with significant amounts from the Adviser's own resources) are paid by the Adviser to broker-dealers and other financial intermediaries for their distribution assistance and to banks and other depository institu-tions for administrative and accounting services provided to the Fund, with any remaining amounts being used to partially de-fray other expenses incurred by the Adviser in distributing Fund shares. The Fund believes that the administrative services provided by depository institu-tions are permissible activities under present banking laws and regulations and will take appropriate actions (which should not adversely affect the Fund or its shareholders) in the future to maintain such legal conformity should any changes in, or interpretations of, such laws or regulations occur.

 The Adviser will reimburse the Fund to the extent that the combined net ex-penses of the Fund's Portfolios (including the Adviser's fee and expenses in-curred under the Agreement) exceed 1% of its average daily net assets for any fiscal year.

 CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR. State Street Bank and Trust Compa-ny, P.O. Box 1912, Boston, MA 02105, is the Fund's Custodian. Alliance Fund Services, Inc., P.O. Box 1520, Secaucus NJ 07096-1520 and Alliance Fund Dis-tributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Fund's Transfer Agent and Distributor, respectively. The transfer agent charges a fee for its services.

 FUND ORGANIZATION. The Fund is an open-end management investment company reg-istered under the Act. The Fund was reorganized as a Massachusetts business trust in April 1985, having previously been a Maryland corporation since for-mation in January 1983. The Fund's activities are supervised by its Trustees. Normally, shares of each Portfolio are entitled to one vote, and vote as a single series on matters that affect the Portfolios in substantially the same manner. Massachusetts law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain procedures for the removal of Trustees.

 REPORTS. You receive semi-annual and annual reports for the Fund as well as a monthly summary of your account. You can arrange for a copy of each of your account statements to be sent to other parties.